UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2003

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11201 Danka Circle North		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London W14 0QH England

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(727) 576-6003 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

ITEM 12. Results of Operations and Financial Condition

All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is a copy of the Registrant’s press release announcing its financial and operating results for the first quarter ended June 30, 2003.

Also on August 5, 2003, the Registrant hosted a conference call to discuss these results. A copy of the transcript of the Registrant’s conference call on August 5, 2003 is attached hereto as Exhibit 99.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

By:	/s/ F. Mark Wolfinger
F. Mark Wolfinger Executive Vice President and Chief Financial Officer

Dated: August 8, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 5, 2003 of Danka Business Systems PLC announcing its financial and operating results for the first quarter ended June 30, 2003.
99.2	Transcript of conference call dated August 5, 2003.